SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
================================================================================

     Date  of  report (Date of earliest event reported):       February 16, 2002


                              AUTOLEND GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



        1-10569                                            22-3137244
(Commission File Number)                       (IRS Employer Identification No.)


            600 CENTRAL AVENUE SW, SUITE 300   ALBUQUERQUE NM  87102
                    (Address of Principal Executive Offices)


                                 (505) 768-1000
                              FAX: (505) 768-1111
              (Registrant's Telephone Number, Including Area Code)



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     AutoLend  Group,  Inc.  reports  the  following  events  have occurred that require disclosure pursuant to either Section 13 or 15(d) of the Securities Exchange Act of 1934:

     I.   Selection  of  new  accounting  firm  for  AutoLend  Group,  Inc.
          ----------------------------------------------------------------
          AutoLend Group, Inc. has retained accounting firm Henderson, Black and Co. of Albuquerque, New Mexico for purposes of Conducting outside audits and prepare documentation to comply with SEC reporting requirements. The engagement of Henderson, Black is effective February 19, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ------------------------------------
                                            (Registrant)



Date:  February 21, 2002                    By   /s/  Luther W. Reynolds
     -------------------                      ----------------------------------
                                                 Luther W. Reynolds
                                                 Chairman, Board of Directors.


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